EXHIBIT 10.1
LOAN AGREEMENT
     THIS LOAN AGREEMENT (this “Agreement”) dated as of December 29, 2006, between BabyUniverse, Inc., a Florida corporation (“Borrower or BabyUniverse”), and Lydian Private Bank (the “Lender”).
RECITALS:
     Lender has agreed to make a loan available to the Borrower under the terms set forth in this Agreement,
     NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth on the part of the parties hereto to be performed, the parties hereto agree as follows:
1. DEFINITIONS AND ACCOUNTING TERMS
     A. Certain Defined Terms. As used in this Agreement, unless the context shall otherwise require, the following terms shall have the respective meanings set forth in this section (such meanings to be equally applicable to both the singular and plural forms of the terms defined):
          i. “Additional Stock” — collectively, 83,470 shares of common stock in BabyUniverse owned by Wyndcrest II and 180,382 shares of common stock in BabyUniverse owned by Wyndcrest III, as described on the Annex to the Security Agreement.
          ii. “Agreement” — this Loan Agreement and any amendments or supplements thereto.
          iii. “BabyUniverse” — BabyUniverse, Inc., a Florida corporation.
          iv. “Closing” — the date the Loan Documents are executed by Borrower and delivered to the Lender.
          v. “Debt Service Reserve Account” — the account established at Lender pursuant to that certain Debt Service Reserve and Pledge Agreement dated September 22, 2006, between Wyndcrest II, Wyndcrest III and Lender.
          vi. “Event of Default” — as defined in Section 6.A. hereof.
          vii. “Existing Stock” — collectively, 475,988 shares of common stock of BabyUniverse owned by Wyndcrest II and 1,028,624 shares of common stock of BabyUniverse owned by Wyndcrest III, as described on the Annex to the Security Agreement.

          viii. “GAAP” — generally accepted accounting principles in the United States.
          ix. “Guarantor” — John C. Textor, Wyndcrest II and Wyndcrest III, jointly and severally.
          x. “Guaranty” — the unconditional guaranty of repayment executed by the Guarantor in connection with the Loan.
          xi. “Lender” — Lydian Private Bank.
          xii. “Loan” — the loan made by Lender to Borrower in accordance with this Agreement, in the original principal balance of $2,000,000.00.
          xiii. “Loan Documents” — this Agreement, the Note, the Security Agreement and the other instruments and documents delivered in connection therewith.
          xiv. “Registered” — means that the Registration Statement covering the corporate equity shares in question has been declared or ordered effective by the Securities and Exchange Commission and such effectiveness is continuing and has not been canceled, revoked or terminated.
          xv. “Registered Additional Stock” — such of the Additional Stock as has been Registered.
          xvi. “Registration Statement” — means a registration statement on Form S-3 of the Company under the Securities Act of 1933, as amended, that names Wyndcrest II and Wyndcrest III, and each of them, as selling shareholders.
          xvii. “Security Agreement” — that certain Security and Pledge Agreement dated of even date herewith executed by Wyndcrest II and Wyndcrest III.
          xviii. “Note” — that certain promissory note bearing even date herewith executed and delivered by Borrower to Lender which evidences the Loan.
          xix. “Wyndcrest II” — Wyndcrest Baby Universe Holdings II, LLC, a Florida limited liability company.
          xx. “Wyndcrest III” — Wyndcrest BabyUniverse Holdings III, LLC, a Florida limited liability company.
          xxi. “Wyndcrest Note” — that certain Promissory Note dated September 22, 2006, in the original principal amount of Two Million Five Hundred Thousand Dollars ($2,500,000.00) executed by Wyndcrest II and Wyndcrest III in favor of Lender.
     B. Financial Terms. All accounting and financial terms not otherwise defined herein shall be defined under GAAP.

2. TERM LOAN; USE OF PROCEEDS
     A. Amount and Term of the Term Loan. Subject to the terms and conditions of the Note and as hereinafter set forth, Lender shall lend to the Borrower and the Borrower shall borrow from Lender the principal sum of Two Million Dollars ($2,000,000.00). The Loan will be evidenced by the Note executed by Borrower and delivered to Lender concurrent with the execution hereof. The Security Agreement will secure repayment of the Guaranty and the Note. The Loan shall mature on July 1, 2008, as more fully set forth in the Note.
     B. Interest. The Note shall bear interest on the entire unpaid principal amount from time to time outstanding as set forth in the Note.
     C. Use of Proceeds. Borrower will use the proceeds of the Loan solely to: (i) pay operating expenses of Borrower as needed, and (ii) pay closing costs in connection with the Closing.
     D. Loan Fee. In consideration of Lender’s agreement to make the Loan, Borrower has paid to Lender a commitment fee in the amount of Fifteen Thousand Dollars ($15,000.00).
     E. Auto Transfer. Borrower hereby authorizes Lender to initiate withdrawals from its checking account number ___(maintained at Lender) for the monthly payment due on the Loan on the 1st day of each month. Any scheduled changes in the monthly payment amount will automatically take effect, i.e. monthly interest rate changes. This authorization will remain in effect until Borrower notifies Lender to cancel it in such time as to provide Lender with reasonable time to act.
3. COLLATERAL
     Repayment of the Note and all the obligations set forth in the Loan Documents is and shall be secured by a perfected first security interest in the Existing Stock and the Additional Stock, as more fully set forth in the Security Agreement.
4. REPRESENTATIONS AND WARRANTIES OF BORROWER
     A. Representation and Warranties by the Borrower. In order to induce Lender to enter into this Agreement and to make the Loan to Borrower, Borrower represents and warrants to Lender that:
          i. Corporate Existence and Powers; Ownership. Borrower is a corporation, duly organized, validly existing and in good standing under the laws of the State of Florida. Borrower has full power and authority to own its assets and to conduct its business as now conducted. Borrower has complied with all filing, permit, license and other requirements of federal, state and local laws necessary to permit it to continue to do business in respect to all applicable jurisdictions and as now conducted.

          ii. Authority. Borrower has all requisite power and authority to execute and deliver and to perform its obligations hereunder and to borrow from Lender hereunder. The execution, delivery and performance by Borrower of this Agreement and the other Loan Documents: (a) has been duly authorized by all necessary company action; (b) will not violate any provision of law or governmental regulation, will not violate any order, decree, writ, injunction, determination, award or judgment of any court, arbitrator or governmental body, and will not violate Borrower’s Articles of Incorporation or Bylaws; and (c) will not conflict with any of the terms or provisions of, or result in a breach of, or constitute a default under, or result in the creation or imposition of any lien, charge, security interest or encumbrance upon any assets of Borrower pursuant to any mortgage, indenture, contract, lease, loan or credit agreement, or other agreement or instrument to which Borrower is a party or by which its assets are bound. This Agreement constitutes, and the other Loan Documents when executed and delivered by Borrower will constitute, legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.
          iii. No Consents. No consent of any other party and no consent, or authorization of, or registration, filing or declaration with, any court or governmental body, authority, bureau, agency or instrumentality, or any specifically granted exemption from any of the foregoing, is or will be necessary to or for the valid execution, delivery or performance by Borrower of the Loan Documents.
          iv. Litigation. Except as disclosed in writing by Borrower to Lender, there are no actions, suits, or proceedings pending, or to the knowledge of Borrower, threatened against or affecting such party or its assets, in any court or before any arbitrator of any kind or before any governmental agency or instrumentality, which, if adversely determined would: (a) significantly impair the ability of such party to carry on its businesses substantially as now conducted; or (b) have a material adverse effect on the financial condition of the party.
          v. Title to Property. Wyndcrest II and Wyndcrest III have good title to the Existing Stock and the Additional Stock, free and clear of all liens, security interests or other encumbrances except for a lien in favor of Lender.
          vi. No Default. Borrower is not in default with respect to any law, statute, judgment, writ, injunction, decree, rule or regulation of any court or governmental agency, or instrumentality, which could have a material adverse effect upon its financial condition or properties or its ability to carry on its business substantially as now conducted.
          vii. Burdensome Agreements. Borrower is not a party to any agreement which may reasonably be expected to have an adverse effect on its business, assets, operations or conditions, financial or otherwise, or on its ability to carry out its obligations under the Loan Documents.
          viii. Taxes. Borrower has filed all tax returns which are required to be filed and has paid all taxes shown to be due and payable on said returns or on any assessment received by it to the extent that such taxes and assessments have become due and payable.
          ix. Accuracy of Statements; No Material Adverse Changes. No information, exhibit or report furnished by Borrower to Lender in connection with the negotiation of this Agreement contains any material misstatement of fact or omits to state any fact necessary to make the statements contained therein not misleading. All financial statements previously delivered to Lender have been prepared in accordance with GAAP and fairly present Borrower’s financial condition as of the respective dates thereof. No material adverse change has occurred in the financial condition of Borrower from the condition disclosed in its financial statements delivered to Lender, or in its operations.
5. COVENANTS OF THE BORROWER AND GUARANTOR
     A. Affirmative Covenants Other Than Reporting Requirements. So long as any portion of the Loan shall remain unpaid, Borrower will, unless Lender shall otherwise consent in writing:
          i. Payment, etc. Pay the Loan and promptly perform its obligations and pay and discharge all taxes, assessments and governmental charges or levies imposed upon it or upon its income or profits, or upon any of its assets, prior to the date on which penalties attach thereto, and pay all lawful claims which, if unpaid, might become liens or charges upon any of its assets, provided that Borrower shall not be required to pay any such tax, assessment, charge, levy or claim during the period when such is being contested in good faith and by proper proceedings, and adequate reserves for the accrual of any of the same are maintained.
          ii. Existence. Preserve and maintain the legal existence, rights, franchises and privileges of Borrower, in the jurisdiction of its organization and any other jurisdictions in which it is qualified to do business.
          iii. Compliance. Comply with the requirements of all applicable laws, rules, regulations, ordinances, and orders of any governmental authority, noncompliance with which would reasonably be expected to materially and adversely affect the business or credit of Borrower.
          iv. Books and Records. Keep records and books of account in form reasonably acceptable to Lender reflecting all financial transactions of Borrower.
          v. Notification of Claims. Promptly notify Lender of the commencement of any action, suit, claim, counterclaim or proceeding against or investigation of Borrower (a) the result of which could materially adversely affect the business, operations or financial condition of Borrower, or (b) which questions the validity of this Agreement or any other Loan Document or any action taken or to be taken pursuant to any of the foregoing.

          vi. Notification of Default, etc. Promptly notify Lender in writing of: (a) any material assessment by any taxing authority for unpaid taxes as soon as Borrower has knowledge thereof; or (b) any default by Borrower in the performance of, or any modifications of, any of the terms or conditions contained in any agreement, note, mortgage, indenture, or instrument to which Borrower is a party or which is binding upon it, which would materially and adversely affect the operations, business or financial condition of Borrower.
          vii. Maintenance of Licenses. Maintain and keep in effect licensing, know-how and similar agreements necessary in the proper conduct of the business of Borrower.
          viii. Further Assurances. Upon the reasonable request of Lender, do, execute, acknowledge and deliver or cause to be done, executed, acknowledged and delivered all such further instruments, acts, deeds, and assurances as may be reasonably required by Lender for the purpose of carrying out the provisions and intent of this Agreement, including without limitation satisfying or otherwise removing any liens or other encumbrances on any of its assets.
          ix. Payment of Documentary Stamp and Intangible Taxes. If Lender is ever required to pay documentary stamp or intangible taxes in connection with the Loan, Borrower will, upon ten (10) days written demand from Lender, pay all such documentary stamp or intangible taxes and hold Lender harmless from all liabilities, claims, costs and expenses in connection therewith.
          x. Transfer of Assets. Neither Borrower nor any Guarantor shall transfer any asset to a third party or trust, except in an arms length transaction for reasonably equivalent value, without the express written consent of Lender. Notwithstanding the foregoing, prior to the date the Loan is paid in full, any or all of the three (3) parties which constitute the Guarantor may, without such consent of Lender, transfer assets, provided, however, that the aggregate value of all such transfers shall not exceed One Hundred Thousand Dollars ($100,000.00), in a transfer or series of transfers which are not arms length or are not for reasonably equivalent value.
          xi. Registration of the Additional Stock. Borrower will cause the Additional Stock to be covered by a Registration Statement filed with the Securities and Exchange Commission on or before January 3, 2007. After the Additional Stock is Registered, Borrower will promptly provide Lender with evidence that the Additional Stock has been Registered.
     B. Reporting Requirements. So long as any portion of the Note shall remain unpaid, Borrower will furnish, or will cause to be furnished, to Lender:
          i. as soon as possible after receipt by Borrower of actual notice, the statement of the Borrower setting forth the details of any action, event or condition including actions, suits or proceedings before any court or governmental agency, domestic or foreign, of any nature of which Borrower has knowledge, and any uninsured or partially uninsured loss through fire, theft, liability or property damage in excess of Ten Thousand Dollars ($10,000.00), which may reasonably be expected to have a material adverse effect upon the business, assets or financial condition of Borrower and the action which Borrower proposes to take with respect thereto;
          ii. within ten (10) days of filing same, but in no event later than each October 15, copies of the federal income tax returns (including all schedules thereto) filed by Borrower and each Guarantor;
          iii. within thirty (30) days of Lender’s written request, annual financial statements and liquidity statements covering each Guarantor, in reasonable detail, fairly presenting the financial condition and liquidity of each Guarantor, provided, at no time will personal financial statements and liquidity statements on file with Lender be older than one (1) year; and
          iv. such other information respecting the business, assets or the conditions or operations, financial or otherwise, of Borrower or any Guarantor as Lender may from time to time reasonably request to determine whether an Event of Default has occurred.
6. EVENTS OF DEFAULT
     A. Events of Default. The occurrence or existence of any one or more of the following events are referred to herein individually as an “Event of Default” and collectively as “Events of Default:”
          i. failure to pay or perform any obligation, liability or indebtedness of Borrower to Lender, or to any affiliate of Lender, whether under the Note, this Agreement, any other Loan Document or any other agreement, note or instrument now or hereafter existing, as and when due (whether upon demand, at maturity or by acceleration);
          ii. failure to pay or perform any obligation, liability or indebtedness of Borrower to some other third party if such failure is not cured after written notice from Lender by Borrower or any Guarantor within ten (10) days from the day in which such obligation, liability or indebtedness became due (whether upon demand, at maturity or by acceleration);
          iii. if a judgment or decree shall be entered against Borrower for dissolution or liquidation, or should Borrower or Guarantor voluntarily or involuntarily terminate or dissolve or be terminated or dissolved;
          iv. insolvency of, business failure of, the appointment of a custodian, trustee, liquidator or receiver for, or for any of the property of, or an assignment for the benefit of creditors by, or the filing of a petition under bankruptcy, insolvency or debtors’ relief law or for any adjustment of indebtedness, composition or extension by or against Borrower or any Guarantor;

          v. the aggregate outstanding principal balances of the Note and of the Wyndcrest Note shall be more than forty-five percent (45%) of the aggregate value of: the Existing Stock, the Registered Additional Stock, the then existing balance of the Debt Service Reserve Account, and any cash, shares of BabyUniverse common stock or other property (reasonably acceptable to Lender) of any Guarantor voluntarily deposited by said Guarantor as additional collateral pursuant to Section 1.(b) of the Security Agreement or as additional security for the Guaranty (the value of all such assets to be determined by Lender using reasonable valuation methods;
          vi. should any representation or warranty made by Borrower or any Guarantor in any of the Loan Documents or otherwise given to the Lender is, or was, materially untrue or materially misleading;
          vii. failure of any Borrower or any Guarantor to timely deliver such financial statements and other statements of condition or information as Lender shall reasonably request from time to time or shall otherwise be required to be delivered hereunder and such failure continues for thirty (30) days after written notice from Lender;
          viii. if Borrower or any Guarantor fails to perform any of the terms, covenants, conditions or provisions contained in this Agreement or in any of the other Loan Documents and such failure continues for ten (10) days after written notice from Lender;
          ix. if Wyndcrest II or Wyndcrest III violates any of the terms, covenants, conditions or provisions contained in the Security Agreement;
          x. seizure or forfeiture of, or the issuance of any writ of possession, garnishment or attachment, or any turnover order for, any property of Borrower or any Guarantor which is not dismissed or stayed as to enforcement within thirty (30) days of its occurrence;
          xi. determination by Lender that a material adverse change has occurred in the financial condition of Borrower or any Guarantor;
          xii. if the Security Agreement shall be or become invalid;
          xiii. if an Event of Default shall occur under the Wyndcrest Note or any of the documents or instruments delivered in connection therewith, including, without limitation, the Loan Agreement by and between Wyndcrest II, Wyndcrest III and Lender;
          xiv. the death of John Textor;
          xv. if any Guarantor shall fail to timely and completely perform all of the covenants imposed upon such Guarantor by the Guaranty or otherwise defaults under the Guaranty; and

          xvi. the Additional Stock is not Registered within ninety (90) days of the date of this Agreement.
     B. Remedies Upon Default. In the event of the occurrence of any Event of Default, Lender shall, at its sole discretion, be entitled to any and all of the rights, remedies and procedures provided by law and by the various Loan Documents including without limitation, the right to accelerate and demand immediate repayment of all monies due under the Note and to sell the Existing Stock and the Additional Stock to satisfy the monetary obligations of Borrower under the Loan Documents. All of said rights and remedies from whatever source shall be cumulative and not alternative or exclusive. In addition, upon the occurrence of any Event of Default, Lender may declare any and all indebtedness, liabilities and obligations of Borrower to Lender, or to any affiliate of Lender, to be immediately due and payable and Lender, or its affiliate, may pursue any remedies available to it under the documents which evidence and secure such indebtedness, obligations and liabilities.
7. MISCELLANEOUS
     A. No Waiver. No failure or delay on the part of Lender, or any other holder of the Note, in exercising any right, power or remedy hereunder or under any of the Loan Documents, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy hereunder or under any of the Loan Documents.
     B. Lien; Set-off By Lender. Borrower hereby grants to Lender a continuing lien for all indebtedness and other liabilities of Borrower to Lender upon any and all monies, securities, and other property of Borrower and the proceeds thereof, now or hereafter held, or received by or in transit to, Lender from or for Borrower whether for safekeeping, custody, pledge, transmission, collection or otherwise, and also upon any and all deposits (general or special) and credits of Borrower and any and all claims of Borrower against Lender, at any time existing. Upon the occurrence of any Event of Default, Lender is hereby authorized at any time and from time to time, without notice to Borrower to set off, appropriate, and apply any or all items hereinabove referred to against all indebtedness or other liabilities of Borrower to Lender, whether under this Agreement, the Note, any of the other Loan Documents or otherwise, and whether now existing or hereafter arising.
     C. Intent Not to Commit Usury. Notwithstanding any provision herein, in the Note or any of the other Loan Documents, the total liability for payments in the nature of interest shall not exceed the limits imposed by the usury laws of Florida. In the event of acceleration of the Note, the total charges for interest and in the nature of interest shall not exceed the maximum amount allowed by law as calculated under the Florida usury statutes, and any excess portion of such charges that may have been prepaid shall be refunded or credited to Borrower at the time of acceleration or prepayment. Such crediting may be made by application of the amounts involved against the principal sums then due hereunder, but such crediting shall not cure or waive any default occasioning acceleration.
     D. Waivers. Borrower waives presentment, demand, protest, notice of default, nonpayment, partial payments and all other notices and formalities relating to this Agreement other than notices specifically required hereunder. Borrower consents to and waives notice of the granting of indulgences or extensions of time of payment, the taking or releasing of security, the addition or release of persons primarily or secondarily liable on or with respect to liabilities of Borrower to Lender, all in such manner and at such time or times as Lender may deem advisable. No act or omission of Lender shall in any way impair or affect any of the indebtedness or liabilities of Borrower to Lender or rights of Lender in any security. No delay by Lender to exercise any right, power or remedy hereunder or under any of the other Loan Documents and no indulgence given to Borrower in case of any default shall impair any such right, power or remedy or be construed as having created a course of dealing or performance contrary to the specific provisions of this Agreement or as a waiver of any default by such parties or any acquiescence therein or as a violation of any of the terms or provisions of this Agreement. No course of dealing between Borrower and Lender shall operate as a waiver of any of Lender’s rights.
     E. Amendments, Etc. No amendment, modification, termination, or waiver of any provision of this Agreement or of any of the other Loan Documents, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in writing and signed by Lender and Borrower. No notice to or demand on Borrower in any case shall entitle such parties to any other or further notice or demand in similar or other circumstances.
     F. Addresses for Notices, Etc. All notices, requests, demands, directions and other communications provided for hereunder and under the Loan Documents shall be in writing and mailed, sent by special delivery service (i.e., Federal Express) or delivered to the applicable party at the addresses indicated below.
     If to Borrower:
BabyUniverse, Inc.
Attn: John C. Textor
150 South U.S. Highway One, Suite 500
Jupiter, Florida 33477
     with a copy to:
D. Thomas Triggs, Esq.
Sullivan & Triggs, LLP
1230 Montana Avenue, Suite 201
Santa Monica, California 90403

     If to Lender:
Lydian Private Bank
180 Royal Palm Way
Palm Beach, Florida 33480
Attn: Debbie Vasilopoulos
or, as to each party, at such other address as shall be designated by such party in a written notice to the other party complying as to delivery with the terms of this paragraph. All such notices mailed or telegraphed, shall be effective upon receipt by the addressee when deposited in the mails (postage prepaid) return receipt requested, upon receipt by the addressee when delivered or on the next business day following delivery to a special delivery service.
     G. Costs, Expenses and Taxes. Upon the occurrence of an Event of Default, Borrower agrees to pay on demand all reasonable costs and expenses of Lender in connection with the Event of Default including but not limited to the reasonable attorneys’ fees, including appellate attorneys’ fees, and out-of-pocket expenses of legal counsel, independent public accountants and outside experts retained by Lender in connection with such default, and all costs and expenses, including all reasonable attorneys’ fees if any, in connection with the enforcement of this Agreement, the Note, and the other Loan Documents.
     H. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which counterparts of this Agreement when taken together shall constitute but one and the same instrument.
     I. Binding Effect, Assignment. This Agreement shall become effective when it shall have been executed and delivered by Borrower and Lender, and thereafter shall be binding upon and inure to the benefit of Borrower and Lender and their respective successors and assigns, except that Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of Lender.
     J. Governing Law. This Agreement and the other Loan Documents shall be governed by, and construed in accordance with, the laws of the State of Florida, without regard to the choice of law provisions thereof.
     K. Severability of Provisions. Any provision of this Agreement or of any of the other Loan Documents which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or thereof or affecting the validity or enforceability of such provision in any other jurisdiction.

     L. Headings. Article and paragraph headings in this Agreement are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.
     M. Integration; Entire Agreement. This Agreement, the Note and the other Loan Documents are intended by the parties hereto and thereto to be an integrated contract, which together contain the entire understandings of the parties with respect to the subject matter contained herein and therein. There are no restrictions, warranties, representations, covenants or undertakings other than those expressly set forth herein and therein. This Agreement, the Note and the other Loan Documents supersede all prior agreements and understandings between the parties with respect to such subject matter.
     N. Venue and Jurisdiction. Borrower and Lender irrevocably consent and submit to the nonexclusive jurisdiction of the State of Florida and the United States District Court for the Southern District of Florida and waive any objection based on venue or forum non conveniens with respect to any action instituted therein arising under this Agreement or any of the Loan Documents or in any way connected with, or related to, the dealings of the parties hereto in respect to this Agreement or any of the other Loan Documents or the transactions related hereto or thereto. Venue for any action or proceeding brought against Borrower by Lender shall lie in Palm Beach County, Florida.
     O. Indemnification. Borrower shall indemnify and hold the Lender, its directors, agents, employees and counsel (collectively, the “Indemnified Parties”), harmless from and against any and all losses, claims, damages, liabilities, costs or expenses imposed on, incurred by or asserted against Borrower in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any of the other Loan Documents, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto, including, without limitation, amounts paid in settlement, court costs, and the fees and expenses of counsel. Notwithstanding the foregoing, Borrower shall not be obligated to indemnify and hold the Indemnified Parties harmless from and against any and all losses, claims, damages, liabilities, costs or expenses incurred in connection with the grossly negligent, reckless or willful breach of this Agreement or any of the other Loan Documents by any of the Indemnified Parties.
     P. JURY TRIAL WAIVER. BORROWER AND LENDER HEREBY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING, COUNTERCLAIM OR SUBSEQUENT PROCEEDING, BROUGHT BY BORROWER OR LENDER WITH RESPECT TO ANY OBLIGATION CREATED UNDER THIS AGREEMENT, THE NOTE OR ANY OF THE OTHER LOAN DOCUMENTS AGAINST ANY OR ALL OF THE OTHERS ON ANY MATTERS WHATSOEVER ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE NOTE, THE COLLATERAL OR ANY OF THE OTHER LOAN DOCUMENTS.

     Q. Guarantor Consent. Lender agrees that it will not modify the Loan Documents or the terms thereof in any respect without first obtaining the written consent of Guarantor.
     IN WITNESS WHEREOF, the parties hereto have caused this Loan Agreement to be executed by their respective officers thereunto duly authorized, or on their own behalf, individually, on the date first above written.

“BORROWER” BabyUniverse, Inc., a Florida corporation
By:
Name:
Its:

“GUARANTORS”

John C. Textor

Wyndcrest Baby Universe Holdings II, LLC, a Florida limited liability company
By: Wyndcrest Holdings, LLC,
a Florida limited liability
company, its manager

By: Textor Ventures, Inc.,
a Florida corporation,
its manager

By:
	Name:	John C. Textor
Its: President

[SIGNATURES CONTINUED ON FOLLOWING PAGES]

[SIGNATURE PAGE TO LOAN AGREEMENT CONTINUED]

Wyndcrest BabyUniverse Holdings III, LLC, a Florida limited liability company
By: Wyndcrest Holdings, LLC,
a Florida limited liability
company, its manager

By: Textor Ventures, Inc.,
a Florida corporation,
its manager

By:
	Name:	John C. Textor
Its: President

[SIGNATURE PAGE TO LOAN AGREEMENT CONTINUED]

“LENDER” Lydian Private Bank
By:
Print Name:
Its: